Exhibit 10.1
                                                                  Execution Copy


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                        FINANCING AND SECURITY AGREEMENT


     SECOND AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMEMT ("Second Amendment") dated as of September 17, 1997 among DEVLIEG-BULLARD, INC. (the "Borrower"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC"), BNY FINANCIAL CORPORATION ("BNYFC") (each of CITBC and BNYFC referred to as a "Lender" and collectively, the "Lenders") and THE CIT GROUP/BUSINESS CREDIT, INC. as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Lenders Agent").

     PRELIMINARY STATEMENT. Reference is made to the Amended and Restated Financing and Security Agreement dated as of January 17, 1997 among the Borrower, CITBC, each other lender which may thereafter execute and deliver an instrument of assignment under the Financing Agreement pursuant to Section 9(18) (each a "Lender" and collectively, the "Lenders") and the Lenders Agent, as amended by a First Amendment to Amended and Restated Financing and Security Agreement dated of April 1, 1997 (as it may be further amended, supplemented or modified from time to time, the "Financing Agreement"). Any term used in this Second Amendment and not otherwise defined in this Second Amendment shall have the meaning assigned to such term in the Financing Agreement.

     The parties hereto have agreed to amend certain terms and provisions of the Financing Agreement as hereinafter set forth.

     SECTION 1. Amendments to Financing Agreement. The Financing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

     (a) Section 8(14), Consolidated Fixed Charge Coverage Ratio, is amended by changing the Ratio for each "Rolling Period" all as specified below:

          "Rolling Period                    Ratio
          ---------------                    -----
          July 31, 1997                      1.20 to 1.00
          October 31, 1997                   1.20 to 1.00
          January 31, 1998                   1.20 to 1.00
          April 30, 1998                     1.20 to 1.00
          July 31, 1998                      1.20 to 1.00
          October 31, 1998 and
          thereafter                         1.20 to 1.00"

     (b) Section 8(17), Capital Expenditures, is amended in full to read as follows:

     17. Capital Expenditures. The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries (if any) will not exceed (1) for the period from October 23, 1995 through July 31, 1996, $1,500,000, (2) for the period from August 1, 1996 to July 31, 1997, $1,500,000, (3) for the period from August 1, 1997 to July 31, 1998, $2,500,000, and (4) for the period from August 1, 1998 to July 31, 1999, $2,500,000, and (5) for each period thereafter from August 1, to the following July 31, $2,500,000. In any period specified above under (1) and
(2) the Borrower and its Subsidiaries (if any) shall be entitled to add to the $1,500,000 ceiling for such period Capital Expenditures equal to one-half of the amount, if any, by which $1,500,000 exceeds the amount of Capital Expenditures which were made in the preceding period. In addition, in any period specified above under (4) and (5) the Borrower and its Subsidiaries (if any) shall be entitled to add to the $2,500,000 ceiling for such period Capital Expenditures equal to one-half of the amount, if any, by which $2,500,000 exceeds the amount of Capital Expenditures which were made in the preceding period.

     SECTIONS 2. Conditions of Effectiveness. This Second Amendment shall become effective as of the date on which each of the following conditions has been fulfilled:

     (a) This Second Amendment. The Borrower, CITBC, BNYFC, and the Lenders Agent shall each have executed and delivered this Second Amendment;

     (b) Officer's Certificate. The following statements shall be true and the Lenders Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Second Amendment and the transactions contemplated hereby:

     (i) The representations and warranties contained in each of the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; and

     (ii) no Default or Event of Default has occurred and is continuing; and

     (c) Legal Bills. Dewey Ballantine has been paid in full for all past due legal fees, costs and expenses and for all fees, costs and expenses in connection with this Second Amendment.

     (d) Other Documents. The Bank shall have received such other approvals, opinions or documents as the bank may reasonably request.

     SECTION 3. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

     (b) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and, except as specifically provided herein, the Financing Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

     SECTION 4. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     SECTION 6. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constituted one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.


                            [INTENTIALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above mentioned.


                                        DEVLIEG-BULLARD, INC.


                                        By   /s/ Lawrence M. Murray
                                             ----------------------------------
                                             Name: Lawrence M. Murray
                                             Title: V.P. Finance & CFO



                                        THE CIT GROUP/BUSINESS CREDIT,
                                        as Lender


                                        By   /s/ Edward Hirshfield
                                             ----------------------------------
                                             Name: Edward Hirshfield
                                             Title: Assistant Secretary



                                        BNY FINANCIAL CORPORATION,
                                        as Lender


                                        By   /s/ Anthony P. Vassallo
                                             ----------------------------------
                                             Name: Anthony P. Vassallo
                                             Title: Assistant Vice President



                                        THE CIT GROUP/BUSINESS CREDIT,
                                        as Lenders Agent


                                        By   /s/ Edward Hirshfield
                                             ----------------------------------
                                             Name: Edward Hirshfield
                                             Title: Assistant Secretary